SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2004
                        -------------------
                  Commission File Number 0-11419
                              ------

              THE CONNECTICUT LIGHT AND POWER COMPANY
                       --------------------
      (Exact name of registrant as specified in its charter)

          CONNECTICUT         0-11419              06-0303850
         ------------        ---------            ------------
       (State or other      (Commisson    (I.R.S. Employer incorporation
       jurisdiction of      File Number)      or Identification No.)
        organization)


                       107 SELDEN STREET
           BERLIN,       CONNECTICUT          06037-1616
 -----------------------------------------------------------------
    (Address of principal executive offices)  (Zip Code)

                          (860) 665-5500
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e- 4(c))


Section 8   -  Other Events

Item 8.01      Other Events

     On September 17, 2004, The Connecticut Light and Power Company ("CL&P") completed the issuance and sale to the public of $150,000,000 aggregate principal amount of its 4.80% First and Refunding Mortgage Bonds, 2004 Series A, Due 2014 ("Series A Bonds") and $130,000,000 aggregate principal amount of its 5.75% First and Refunding Mortgage Bonds, 2004 Series B, Due 2034 ("Series B Bonds"; together with the Series A Bonds, the "Bonds"), pursuant to an Underwriting Agreement dated September 13, 2004 between CL&P and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein. Each series of the Bonds was issued under a separate Supplemental Indenture, dated as of September 1, 2004, between CL&P and Deutsche Bank Trust Company Americas supplementing the Indenture of Mortgage and Deed of Trust between CL&P and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Trustee"), dated as of May 1, 1921, as amended and supplemented.


Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

               Exhibits      Description

               Exhibit 99.1  Underwriting Agreement
                             dated September 13, 2004 between CL&P and the Underwriters named therein.


               Exhibit 99.2 Supplemental Indenture establishing terms of the 2004 Series A Bonds, dated as of September 1, 2004, between CL&P and Deutsche Bank Trust
                             Company Americas, as Trustee (the "Series
                             A Supplemental Indenture").

               Exhibit 99.3  Form of Series A Bond (included as
                             Schedule A to the Series A Supplemental
                             Indenture).

               Exhibit 99.4  Form of Composite Indenture of
                             Mortgage, as proposed to be amended and
                             restated (included as Schedule C to the
                             Series A Supplemental Indenture).

               Exhibit 99.5  Supplemental Indenture
                             establishing terms of the 2004 Series B
                             Bonds, dated as of September 1, 2004,
                             between CL&P and Deutsche Bank Trust
                             Company Americas, as Trustee (the "Series
                             B Supplemental Indenture").

               Exhibit 99.6  Form of Series B Bond (included
                             as Schedule A to Series B Supplemental
                             Indenture).

               Exhibit 99.7  Form of Composite Indenture of
                             Mortgage, as proposed to be amended and
                             restated (included as Schedule C to the
                             Series B Supplemental Indenture).

               Exhibit 99.8  Opinion of Jeffrey C. Miller
                             relating to the issuance and sale of
                             Series A Bonds and Series B Bonds
                             (including consent).


                    [SIGNATURE PAGE TO FOLLOW]

                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CONNECTICUT LIGHT AND POWER
                                   COMPANY
                                   (Registrant)


                                  By:  /s/ Randy A. Shoop
                                       Name:  Randy A. Shoop
                                       Title:  Treasurer



Date:  September 22, 2004